Exhibit 99.5

Letter of Transmittal

To Tender for Exchange
10.00% Senior Notes due 2018
of

GIBSON ENERGY ULC and GEP MIDSTREAM FINANCE CORP.

Pursuant to the Prospectus dated                  , 2010

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                                          , 2010, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”).  TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent is:
THE BANK OF NEW YORK MELLON

By Registered Mail, Certified Mail, Overnight Delivery or Hand Delivery:	By Facsimile:

The Bank of New York Mellon Attn: Mr. William Buckley The Bank of New York Mellon Corporation Corporate Trust Operations Reorganization Unit 101 Barclay Street, Floor – 7 East New York, NY 10286	(212) 298-1915 Confirm by Telephone: (212)-815-5788

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the Prospectus dated                      , 2010 (the “Prospectus”), of Gibson Energy ULC, an Alberta unlimited liability corporation (the “Company”), and GEP Midstream Finance Corp., an Alberta corporation (the “Co-issuer” and, together with the Company, the “Issuers”), and this Letter of Transmittal (the “Letter of Transmittal”), which together with the Prospectus constitutes the Issuers’ offer (the “Exchange Offer”) to exchange an aggregate principal amount of up to U.S.$200,000,000 of its outstanding 10.00% Senior Notes due 2018 which have been registered under the Securities Act of 1933, as amended (the “Securities Act”) (the “Exchange Senior Notes”) for an equal aggregate principal amount of its outstanding 10.00% Senior Notes due 2018 (the “Initial Senior Notes”).  Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer.  Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Initial Senior Notes described in the box entitled “Description of the Initial Senior Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.  The undersigned is the registered holder of all the Initial Senior Notes (the “Holder”) and the undersigned represents that it has received from each beneficial owner of Initial Senior Notes (the “Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.

This Letter of Transmittal is to be used by a Holder (i) if certificates representing Initial Senior Notes are to be forwarded herewith and (ii) if a tender is made pursuant to the guaranteed delivery procedures in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.”

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through ATOP for which the Exchange Offer will be eligible.  DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC.  DTC will then send an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”) to the Exchange Agent for its acceptance.  Transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Any Beneficial Owner whose Initial Senior Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner.  If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Initial Senior Notes, either make appropriate arrangements to register ownership of the Initial Senior Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the Holder.  The transfer of record ownership may take considerable time.

In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled “Description of the Initial Senior Notes,” (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, and (iii) sign the Letter of Transmittal by completing the box entitled “Sign Here To Tender Your Notes.”  Each Holder should carefully read the detailed instructions below prior to completing the Letter of Transmittal.

Holders of Initial Senior Notes who desire to tender their Initial Senior Notes for exchange and (i) whose Initial Senior Notes are not immediately available or (ii) who cannot deliver their Initial Senior Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Initial Senior Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer—Guaranteed Delivery Procedures.”  See Instruction 2.

Holders of Initial Senior Notes who wish to tender their Initial Senior Notes for exchange must complete columns (1) through (3) in the box below entitled “Description of the Initial Senior Notes,” and sign the box below entitled “Sign Here To Tender Your Notes.”  If only those columns are completed, such Holder will have tendered for exchange all Initial Senior Notes listed in column (3) below.  If the Holder wishes to tender for exchange less than all of such Initial Senior Notes, column (4) must be completed in full.  In such case, such Holder should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus.  During any such extension of the Exchange Offer, all Initial Senior Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer.

The undersigned hereby tenders for exchange the Initial Senior Notes described in the box entitled “Description of the Initial Senior Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF THE INITIAL SENIOR NOTES

(1) Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	(2) Certificate Number(s)	(3) Aggregate Principal Amount Represented by Certificate(s)(A)	(4) Principal Amount Tendered For Exchange(B)

Total Principal Amount Tendered

(A)

Unless indicated in this column, any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Initial Senior Notes indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).” See Instruction 5.

(B)	The minimum permitted tender is $2,000 in principal amount of Initial Senior Notes. All other tenders must be in integral multiples of $1,000.

☐            CHECK HERE IF TENDERED INITIAL SENIOR NOTES ARE ENCLOSED HEREWITH.

☐            CHECK HERE IF TENDERED INITIAL SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if any):

Name of Institution that Guaranteed Delivery:

Only Holders are entitled to tender their Initial Senior Notes for exchange in the Exchange Offer.  Any financial institution that is a participant in DTC’s system and whose name appears on a security position listing as the record owner of the Initial Senior Notes and who wishes to make book-entry delivery of Initial Senior Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Initial Senior Notes for exchange.  Persons who are Beneficial Owners of Initial Senior Notes but are not Holders and who seek to tender Initial Senior Notes should (i) contact the Holder and instruct such Holder to tender on his or her behalf, (ii) obtain and include with this Letter of Transmittal, Initial Senior Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is an eligible guarantor institution within the meaning of Rule 17Ad-5 under the Exchange Act, including a firm that is a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an “Eligible Institution”), or (iii) effect a record transfer of such Initial Senior Notes from the Holder to such Beneficial Owner and comply with the requirements applicable to Holders for tendering Initial Senior Notes prior to the Expiration Date.  See the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Initial Notes.”

SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 6, 8 and 9)

To be completed ONLY (i) if the Exchange Senior Notes issued in exchange for the Initial Senior Notes, certificates for Initial Senior Notes in a principal amount not exchanged for Exchange Senior Notes, or Initial Senior Notes (if any) not tendered for exchange, are to be issued in the name of someone other than the undersigned or (ii) if Initial Senior Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Issue to:

Name:
(Please Type or Print)

Address:
(Include Zip Code)

(Taxpayer Identification or Social Security No.)

Credit Initial Senior Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 8 and 9)

To be completed ONLY if the Exchange Senior Notes issued in exchange for Initial Senior Notes, certificates for Initial Senior Notes in a principal amount not exchanged for Exchange Senior Notes, or Initial Senior Notes (if any) not tendered for exchange, are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Mail or deliver to:

Name:
(Please Type or Print)

Address:
(Include Zip Code)

(Taxpayer Identification or Social Security No.)

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers for exchange the Initial Senior Notes indicated above.  Subject to, and effective upon, acceptance for exchange of the Initial Senior Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Issuers, all right, title and interest in, to and under all of the Initial Senior Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Issuers) of such Holder with respect to such Initial Senior Notes, with full power of substitution to (i) deliver certificates representing such Initial Senior Notes, or transfer ownership of such Initial Senior Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Issuers, (ii) present and deliver such Initial Senior Notes for transfer on the books of the Issuers and (iii) receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Initial Senior Notes, all in accordance with the terms of the Exchange Offer.  The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Initial Senior Notes; and that when such Initial Senior Notes are accepted for exchange by the Issuers, the Issuers will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.  The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the Initial Senior Notes tendered for exchange hereby.  The undersigned further agrees that acceptance of any and all validly tendered Initial Senior Notes by the Issuers and the issuance of Exchange Senior Notes in exchange therefor shall constitute performance in full by the Issuers of its obligations under the Registration Rights Agreement.

By tendering, the undersigned hereby further represents to the Issuers that (i) the Exchange Senior Notes to be acquired by the undersigned in exchange for the Initial Senior Notes tendered hereby and any Beneficial Owner(s) of such Initial Senior Notes in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of their respective businesses, (ii) neither the undersigned nor any Beneficial Owner has any arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Senior Notes in violation of the Securities Act and, at the time of consummation of the Exchange Offer, neither the undersigned nor any Beneficial Owner will have any such arrangement or understanding, and if such person is not a broker-dealer, such person is not engaged in, and does not intend to engage in, a distribution of the Exchange Senior Notes, (iii) the undersigned and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Senior Notes must comply with the registration and prospectus delivery requirements of Section 10 of the Securities Act in connection with a secondary resale transaction of the Exchange Senior Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters, (iv) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iii) above and any resales of Exchange Senior Notes obtained by the undersigned in exchange for the Initial Senior Notes acquired by the undersigned directly from the Issuers should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission, (v) neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined under Rule 405 under the Securities Act, of the Issuers and (vi) neither the undersigned nor any Beneficial Owner is acting on behalf of any persons or entities who could not truthfully make the foregoing representations.

If the undersigned is a broker-dealer that will receive Exchange Senior Notes for its own account in exchange for Initial Senior Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of Section 10 of the Securities Act in connection with any resale of such Exchange Senior Notes; however, by so acknowledging and by delivering such prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.  A broker-dealer may not participate in the Exchange Offer with respect to the Initial Senior Notes acquired other than as a result of market-making activities or other trading activities.

For purposes of the Exchange Offer, the Issuers will be deemed to have accepted for exchange, and to have exchanged, validly tendered Initial Senior Notes, if, as and when the Issuers give oral or written notice thereof to the Exchange Agent.  Tenders of Initial Senior Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.  See “The Exchange Offer—Withdrawal Rights” in the Prospectus.  Any Initial Senior Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions” promptly after the Expiration Date.

The undersigned acknowledges that the Issuers’ acceptance of Initial Senior Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Initial Senior Notes not tendered for exchange in the name(s) of the undersigned.  Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Initial Senior Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).  In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Senior Notes issued in exchange for the Initial Senior Notes accepted for exchange in the name(s) of, and return any Initial Senior Notes not tendered for exchange or not exchanged to, the person(s) so indicated.  The undersigned recognizes that the Issuers have no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Initial Senior Notes from the name of the Holder(s) thereof if the Issuers do not accept for exchange any of the Initial Senior Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Initial Senior Note(s).

In order to validly tender Initial Senior Notes for exchange, Holders must complete, execute, and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  Except as otherwise stated in the Prospectus, this tender for exchange of Initial Senior Notes is irrevocable.

SIGN HERE TO TENDER YOUR INITIAL SENIOR NOTES

Signature(s) of Owner(s)

Dated:                        , 2010

Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Initial Senior Notes or on a security position listing or by person(s) authorized to become registered Initial Senior Note holder(s) by certificates and documents transmitted herewith.  If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information.  (See Instruction 6.)

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Include Zip Code)

Principal place of business (if different from address listed above):

Area Code and Telephone No.:	( ):

Tax Identification or Social Security Nos.:

GUARANTEE OF SIGNATURE(S)
(Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:

Name and Title:

(Please Type or Print)

Name of Firm:

Address:

Area Code and Telephone No.:

Dated:

IMPORTANT:  COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.             Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution which is (1) a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States or (3) an Eligible Institution that is a member of one of the following recognized Signature Guarantee Programs::

(a)           The Securities Transfer Agents Medallion Program (STAMP);

(b)           The New York Stock Exchange Medallion Signature Program (MSP); or

(c)           The Stock Exchange Medallion Program (SEMP).

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the Holder(s) of the Initial Senior Notes tendered herewith and such Holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Initial Senior Notes are tendered for the account of an Eligible Institution.  In all other cases, all signatures must be guaranteed by an Eligible Institution.

2.             Delivery of this Letter of Transmittal and Initial Senior Notes; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be completed by Holders if certificates representing Initial Senior Notes are to be forwarded herewith.  All physically delivered Initial Senior Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date or the tendering Holder must comply with the guaranteed delivery procedures set forth below.  Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Initial Senior Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder.  Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent.  Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured.  In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date.  Neither this Letter of Transmittal nor any Initial Senior Notes should be sent to the Issuers.  Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

Holders of Initial Senior Notes who elect to tender Initial Senior Notes and (i) whose Initial Senior Notes are not immediately available or (ii) who cannot deliver the Initial Senior Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior the Expiration Date must tender their Initial Senior Notes according to the guaranteed delivery procedures set forth in the Prospectus.  Holders may have such tender effected if:

(a)           such tender is made through an Eligible Institution;

(b)           prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the Holder, the certificate number(s) of such Initial Senior Notes and the principal amount of Initial Senior Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing such Initial Senior Notes (or a Book Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and

(c)          a properly executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all tendered Initial Senior Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

No alternative, conditional or contingent tenders will be accepted.  All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their Initial Senior Notes for exchange.

3.             Inadequate Space.  If the space provided in the box entitled “Description of the Initial Senior Notes” above is inadequate, the certificate numbers and principal amounts of the Initial Senior Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.             Withdrawals.  A tender of Initial Senior Notes may be withdrawn at any time prior to the Expiration Date by delivery of written notice of withdrawal (or facsimile thereof) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal.  To be effective, a notice of withdrawal of Initial Senior Notes must (i) specify the name of the person who tendered the Initial Senior Notes to be withdrawn (the “Depositor”), (ii) identify the Initial Senior Notes to be withdrawn (including the certificate number(s) and aggregate principal amount of such Initial Senior Notes), and (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Initial Senior Notes were tendered (including any required signature guarantees).  All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties.  Any Initial Senior Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Initial Senior Notes so withdrawn are validly retendered.  Properly withdrawn Initial Senior Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer—Procedures for Tendering Initial Notes” at any time prior to the Expiration Date

5.             Partial Tenders.  Tenders of Initial Senior Notes will be accepted only in minimum denominations of $2,000 principal amount and integral multiples of $1,000 in excess thereof.  If a tender for exchange is to be made with respect to less than the entire principal amount of any Initial Senior Notes, fill in the principal amount of the Initial Senior Notes which are tendered for exchange in column (4) of the box entitled “Description of the Initial Senior Notes,” as more fully described in the footnotes thereto.  In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Initial Senior Notes, will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal promptly after the expiration or termination of the Exchange Offer.

6.             Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

(a)           The signature(s) of the Holder on this Letter of Transmittal must correspond with the name(s) as written on the face of the Initial Senior Notes without alteration, enlargement or any change whatsoever.

(b)           If tendered Initial Senior Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c)           If any tendered Initial Senior Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

(d)           When this Letter of Transmittal is signed by the Holder listed and transmitted hereby, no endorsements of Initial Senior Notes or bond powers are required.  If, however, Initial Senior Notes not tendered or not accepted, are to be issued or returned in the name of a person other than the Holder, then the Initial Senior Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Issuers, in either case signed exactly as the name(s) of the Holder(s) appear(s) on the Initial Senior Notes.  Signatures on such Initial Senior Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

(e)           If this Letter of Transmittal or Initial Senior Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys in fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with this Letter of Transmittal.

7.             Substitute Form W-9.  THE SUBSTITUTE FORM W-9 SHOULD BE COMPLETED AND SIGNED IF YOU ARE A U.S. PERSON. IF YOU ARE A FOREIGN PERSON (OR A DOMESTIC DISREGARDED ENTITY THAT HAS A FOREIGN OWNER), DO NOT USE FORM W-9. INSTEAD USE THE APPROPRIATE IRS FORM W-8.

Under the U.S. federal income tax laws, payments that may be made by the Issuers with respect to the Exchange Senior Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate specified in Section 3406(a)(1) of the Code (the “Specified Rate”). In order to avoid such backup withholding, each tendering Holder (or other payee) that is a U.S. person should complete and sign the Substitute Form W-9 included in this Letter of Transmittal, provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that (a) the TIN provided is correct or that such Holder is awaiting a TIN; (b) that the Holder is not subject to backup withholding because (i) the Holder has not been notified by the Internal Revenue Service (the “IRS”) that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends, (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, or (iii) the Holder is exempt from backup withholding; and (c) the Holder is a U.S. person (including a U.S. resident alien). If a Holder has been notified by the IRS that it is subject to backup withholding, it must cross out item (2) of Part III in the Certification box of the Substitute W-9, unless such Holder has since been notified by the IRS that it is no longer subject to backup withholding. In general, if a Holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Issuers are not provided with the correct taxpayer identification number, the Holder may be subject to a $50 penalty imposed by the IRS in addition to backup withholding of the Specified Rate of payments to such Holder.

The Holder (other than a foreign holder, as described below,) is required to give the TIN (e.g. the social security number or employer identification number) of the person who will be the record Holder of the Exchange Senior Notes. If such Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should write “Applied For” in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the Certificate of Awaiting Taxpayer Identification Number. If “Applied For” is written in Part I, the Issuers (or the Paying Agent under the Indenture governing the Exchange Senior Notes) may retain the Specified Rate of payments made to the record Holder of the Exchange Senior Notes during the sixty (60) day period following the date of the Substitute Form W-9. In such case, if the Holder furnishes the Exchange Agent or the Issuers with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Issuers (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter; however, if the Holder fails to furnish the Exchange Agent or the Issuers with his or her TIN within such sixty (60) day period, the Issuers (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding and shall continue to retain the Specified Rate of payments made to the record Holder of the Exchange Senior Notes and remit such amounts to the IRS as backup withholding until the Holder furnishes its TIN to the Exchange Agent or the Issuers.

Certain Holders (including, among others, all corporations and certain holders that are not U.S. persons nor U.S. resident aliens (“Exempt Holders”)) are not subject to these backup withholding and reporting requirements. To avoid erroneous backup withholding, each Exempt Holder (other than an Exempt Holder that is a foreign person (“Foreign Holder”)) should enter the Exempt Holder’s name, address, status and TIN on the face of the Substitute Form W-9 and write “EXEMPT” on the face of Part II of the Substitute Form W-9, and sign, date and return the substitute Form W-9 to the Paying Agent with this Letter of Transmittal. See the enclosed W-9 Guidelines for additional instructions. A Foreign Holder should not complete the Substitute W-9. In order for a Foreign Holder to qualify as an exempt recipient, such Holder must submit a properly completed IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8EXP, IRS Form W-8IMY or other applicable IRS form, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Exchange Agent.

For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if the Exchange Senior Notes are registered in more than one name), consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.” Failure to complete the Substitute Form W-9 will not, by itself, cause Initial Senior Notes to be deemed invalidly tendered, but may require the Issuers (or the Paying Agent) to withhold the Specified Rate of the amount of any payments made with respect to the Exchange Senior Notes. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of tax withheld will be allowed as a refund or credit against the U.S. tax liability of a person subject to backup withholding if the required information is timely furnished to the IRS.

All Holders should consult the “United States Federal Income Tax Considerations” section of the Prospectus.

8.             Transfer Taxes.  Except as set forth in this Instruction 8, the Issuers will pay all transfer taxes, if any, applicable to the exchange of Initial Senior Notes pursuant to the Exchange Offer.  If, however, a transfer tax is imposed for any reason other than the exchange of Initial Senior Notes pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the tendering Holder.  If satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes specified in this Letter or for funds to cover such stamps to be provided with.

9.             Special Issuance and Delivery Instructions.  If the Exchange Senior Notes are to be issued, or if any Initial Senior Notes not tendered for exchange are to be issued or sent to someone other than the Holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.  Holders of Initial Senior Notes tendering Initial Senior Notes by book-entry transfer may request that Initial Senior Notes not accepted be credited to such account maintained at DTC as such Holder may designate.

10.          Irregularities.  All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Initial Senior Notes will be determined by the Issuers in their sole discretion, which determination shall be final and binding.  The Issuers reserve the absolute right to reject any and all Initial Senior Notes not properly tendered or any Initial Senior Notes the Issuers’ acceptance of which would, in the opinion of counsel for the Issuers, be unlawful.  The Issuers also reserve the right to waive any defects, irregularities or conditions of tender as to particular Initial Senior Notes.  The Issuers’ interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties.  Unless waived, any defects or irregularities in connection with tenders of Initial Senior Notes must be cured within such time as the

Issuers shall determine.  Although the Issuers intend to notify Holders of defects or irregularities with respect to tenders of Initial Senior Notes, neither the Issuers, the Exchange Agent nor any other person shall incur any liability for failure to give such notification.  Tenders of Initial Senior Notes will not be deemed to have been made until such defects or irregularities have been cured or waived.  Any Initial Senior Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

11.          Waiver of Conditions.  The Issuers reserve the absolute right to waive, amend or modify certain of the specified conditions as described under “The Exchange Offer—Conditions to the Exchange Offer” in the Prospectus in the case of any Initial Senior Notes tendered (except as otherwise provided in the Prospectus).

12.          Mutilated, Lost, Stolen or Destroyed Initial Senior Notes.  Any tendering Holder whose Initial Senior Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

13.          Requests for Information or Additional Copies.  Requests for information, questions related to the procedures for tendering or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

14.          Certain Tax Consequences.  This Letter of Transmittal does not provide any tax disclosure to the Holders of Initial Senior Notes or Exchange Senior Notes. You should consult your tax advisor regarding the federal income tax consequences of the Exchange Offer, as well as tax consequences under any applicable state, local and foreign tax laws. Notwithstanding the foregoing, you should understand that the Issuers will comply with all income tax and withholding requirements that apply to consideration received by Holders with respect to the Exchange Senior Notes.  All Holders should consult the “United States Federal Income Tax Considerations” section of the Prospectus.

IMPORTANT:  This Letter of Transmittal (or a facsimile thereof) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent prior the Expiration Date.

TO BE COMPLETED BY ALL HOLDERS THAT ARE U.S. PERSONS (INCLUDING U.S. RESIDENT ALIENS) (See Instruction 7)

GIBSON ENERGY ULC AND GEP MIDSTREAM FINANCE CORP. (COLLECTIVELY, THE “PAYOR”)

SUBSTITUTE	Name
Form W-9	Address
(Number and Street)

Department of the Treasury
Internal Revenue Service (“IRS”)	(City)	(State)	(Zip Code)

	Check Appropriate Box	☐ Individual/Sole Proprietor
☐ Corporation
☐ Partnership
☐ Other:

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification

Part 1— PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. If awaiting TIN, please write “Applied For” and complete  the  “Certificate  of Awaiting Taxpayer Identification Number” below.

TIN (Social Security Number or Employer Identification Number)

Part 2— FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE “EXEMPT” HERE (SEE INSTRUCTIONS)

Part 3— CERTIFICATION. UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1)	The number above on this form is my correct TIN (or I am waiting for a number to be issued to me),

(2)

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as the result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)	I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS:  You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE:	DATE:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” IN PART 1 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and that I mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a TIN by the time payment is made, 28% of all cash payments made to me pursuant to the Offer will be withheld.

Signature	Date

NOTE:           FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF THE SPECIFIED RATE OF ANY CASH PAYMENTS. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payor—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the social security number of—

1. Individual	The Individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:	Give the employer identification number of—

6. Disregarded entity not owned by an individual	The owner(2)

7. A valid trust, estate, or pension trust	The legal entity(4)

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)

You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)

List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

I.              OBTAINING A NUMBER

If you do not have a taxpayer identification number or you do not know your number, you can obtain a social security number by filing Form SS-5, Application for a Social Security Card, which can be obtained at your local Social Security Administration office or online at www.ssa.gov.  You can obtain an Employer Identification Number by filing Form SS-4, Application for Employer Identification Number, which can be obtained from the IRS online at www.irs.gov or by calling 1(800) TAX-FORM.  You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business.

II.            PAYEES GENERALLY EXEMPT FROM BACKUP WITHHOLDING

(1)  Payees specifically exempted from withholding include:

•  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.

•  An international organization or any agency or instrumentality thereof.

•  A foreign government and any political subdivision, agency or instrumentality thereof

(2) Payees that may be exempt from backup withholding include:

•  A corporation.

•  A financial institution.

•  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•  A real estate investment trust.

•  A common trust fund operated by a bank under Section 584(a).

•  An entity registered at all times during the tax year under the Investment Company Act of 1940.

•  A middleman known in the investment community as a nominee or custodian.

•  A futures commission merchant registered with the Commodity Futures Trading Commission.

•  A foreign central bank of issue.

•  A trust exempt from tax under Section 664 or described in Section 4947.

Exempt payees described above must file Form W-9 or a substitute Form W9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYOR.

Privacy Act Notice—Section 6109 requires you to provide your correct taxpayer identification number to payors, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold up to 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to payor. Certain penalties may also apply.

III.           PAYMENTS GENERALLY EXEMPT FROM BACKUP WITHHOLDING

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 604lA, 6042, 6044, 6045, 6049, 6050A and 6050N.

(1) Payments of dividends and patronage dividends generally exempt from backup withholding include:

•  Payments to nonresident aliens subject to withholding under Section 1441.

•  Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•  Payments of patronage dividends not paid in money.

•  Payments made by certain foreign organizations.

•  Section 404(k) payments made by an ESOP.

(2) Payments of interest generally exempt from backup withholding include:

•  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payor.

•  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

•  Payments described in Section 6049(b)(5) to nonresident aliens.

•  Payments on tax-free covenant bonds under Section 1451.

•  Payments made by certain foreign organizations.

•  Mortgage interest paid to you.

IV.           PENALTIES

(1)  Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.— If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)  Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE